Exhibit 21

Direct and Indirect Subsidiaries of Bank of America Corporation
As of January 31, 2014

Name	Location	Jurisdiction
100 Federal Street Limited Partnership	Boston, MA	Massachusetts
201 North Tryon, LLC	Charlotte, NC	North Carolina
214 North Tryon, LLC	Charlotte, NC	North Carolina
222 Broadway, LLC	New York, NY	New York
400 Capital Credit Access LLC	New York, NY	Delaware
2007 Merrill Lynch Merchant Banking Fund, L.P.	New York, NY	Cayman Islands
2007 Merrill Lynch Merchant Banking Fund International, L.P.	New York, NY	Cayman Islands
1343190 Alberta Inc.	Toronto, Ontario, Canada	Canada
Aarco 106 Limited	Chester, United Kingdom	United Kingdom
Acceptance Alliance, LLC	Louisville, KY	Delaware
Access 1 Fundo De Investimento Em Cotas De Fundo De Investimento Em Direitos Creditorios Nao Padronizado	Sao Paulo, Brazil	Brazil
ACP Power and Energy Real Asset Fund	New York, NY	Delaware
ACP Power and Energy Real Asset Fund - A	New York, NY	Delaware
ACP Power and Energy Real Asset Fund - B	New York, NY	Delaware
AG Mortgage Value Participation Fund LLC	New York, NY	Delaware
AG Mortgage Value Participation Fund Ltd.	New York, NY	Cayman Islands
Aguila Corp S.A.C.	Lima, Peru	Peru
Alamo Funding II, Inc.	Charlotte, NC	Delaware
Alie Street Investments Limited	London, U.K.	United Kingdom
Alie Street Investments 6 Limited	London, U.K.	United Kingdom
Alie Street Investments 8 Limited	London, U.K.	United Kingdom
Alie Street Investments 12 Limited	London, U.K.	United Kingdom
Alie Street Investments 16 Limited	London, U.K.	United Kingdom
Alie Street Investments 24 Limited	London, U.K.	United Kingdom
Alpine Associates Access LLC	New York, NY	Delaware
AMM Holdings Pty Limited	Sydney, New South Wales, Australia	Australia
Anzac Peaks, Inc.	Charlotte, NC	Delaware
Apollo Trading LLC	Charlotte, NC	Delaware
Appold Property Management Limited	London, U.K.	United Kingdom
Arden Sage Access Ltd.	New York, NY	Cayman Islands
Ascend Access LLC	New York, NY	Delaware
Ascend Access Ltd.	New York, NY	Cayman Islands
Asia Investment Consulting Ltd.	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Asian American Merchant Bank Ltd.	Singapore, Singapore	Singapore
Asset Backed Funding Corporation	Charlotte, NC	Delaware
Aswan Development Associates, LLC	Miami, FL	Florida
Aswan Village Associates, LLC	Miami, FL	Florida
Atlantic Equity Corporation	Charlotte, NC	North Carolina
Audubon - MM Urban Investments, LLC	Dallas, TX	Texas
Audubon - MM Urban Investments II, LLC	Dallas, TX	Texas
Audubon Urban Investments, LLC	Dallas, TX	Texas
Augusta Trading LLC	Charlotte, NC	Delaware
Avenue Access LLC	New York, NY	Delaware
Aztex Associates, L.P.	New York, NY	Delaware
B of A Issuance B.V.	Amsterdam, The Netherlands	Netherlands
BA 1998 Partners Associates Fund, L.P.	Chicago, IL	Delaware
BA 1998 Partners Fund I, L.P.	Chicago, IL	Delaware
BA 1998 Partners Fund II, L.P.	Chicago, IL	Delaware
BA 1998 Partners Master Fund I, L.P.	Chicago, IL	Delaware
BA 1998 Partners Master Fund II, L.P.	Chicago, IL	Delaware
BA 2001 Partners Associates Fund, L P	Boston, MA	Delaware
BA 2001 Partners Fund II, L.P.	Boston, MA	Delaware
BA 2001 Partners Master Fund, LLC	Boston, MA	Delaware
BA Alternative Investment Solutions Master Fund, LLC	Boston, MA	Delaware
BA Australia Limited	Sydney, New South Wales, Australia	Australia
BA Auto Securitization Corporation	Charlotte, NC	Delaware
BA Capital Company, L.P.	Charlotte, NC	Delaware
BA Co-Invest Fund 2001 (Cayman), L.P.	Chicago, IL	Cayman Islands
BA Co-Invest Fund 2002 (Cayman), L.P.	Chicago, IL	Cayman Islands
BA Coinvest GP, Inc.	Chicago, IL	North Carolina
BA Continuum Costa Rica, Limitada	San Jose, Costa Rica	Costa Rica
BA Continuum India Private Limited	Hyderabad, India	India
BA Continuum Mauritius Holdings Limited	Port Louis, Mauritius	Republic of Mauritius
BA Continuum Mexican Holdings Private Limited	Singapore, Singapore	Singapore
BA Continuum Mexico Administracion S. de R.L. de C.V.	Tlaquepaque, Jalisco, Mexico	Mexico
BA Continuum Mexico, S.C.	Tlaquepaque, Jalisco, Mexico	Mexico

Name	Location	Jurisdiction
BA Continuum Netherlands B.V.	Amsterdam, The Netherlands	Netherlands
BA Continuum Philippines, Inc.	Taguig City, Philippines	Philippines
BA Continuum Singapore International Holdings Private Limited	Singapore, Singapore	Singapore
BA Credit Card Funding, LLC	Charlotte, NC	Delaware
BA Direct Investment Fund M, L.P.	Chicago, IL	Delaware
BA Diversified Real Estate Fund, L.P.	Boston, MA	Delaware
BA Electronic Data Processing (Guangzhou) Ltd.	Guangzhou, PRC	People's Republic of China
BA Employment Services Limited	George Town, Grand Cayman, Cayman Is.	Cayman Islands
BA Equity Holdings, L.P.	Charlotte, NC	Delaware
BA Equity Investors, Inc.	Charlotte, NC	North Carolina
BA Financial Trading (Luxembourg) S.a r.l.	Bertrange, Luxembourg	Luxembourg
BA Fund of Funds Direct, L.P.	Boston, MA	Delaware
BA Global Funding Inc.	George Town, Grand Cayman, Cayman Is.	Cayman Islands
BA GSS International B.V.	Amsterdam, The Netherlands	Netherlands
BA GSS International C.V.	St. Helier, Jersey, Channel Islands	Netherlands
BA GSTS GP LLC	St. Helier, Jersey, Channel Islands	Delaware
BA Hedge Fund Direct, LP	Boston, MA	Delaware
BA Hedge Fund Solutions, LLC	Boston, MA	Delaware
BA Insurance Group, Inc.	Charlotte, NC	Delaware
BA Leasing BSC, LLC	San Francisco, CA	Delaware
BA Merchant Services, LLC	Louisville, KY	Ohio
BA Overseas Holdings	George Town, Grand Cayman, Cayman Is.	Cayman Islands
BA Partners Fund III, LLC	Chicago, IL	Delaware
BA Partners Fund IV - Buyout, L.P.	Boston, MA	Delaware
BA Partners Fund IV - Buyout Master Fund, L.L.C.	Boston, MA	Delaware
BA Partners Fund IV - New Century, L.P.	Boston, MA	Delaware
BA Partners Fund IV - New Century Master Fund, L.L.C.	Boston, MA	Delaware
BA Partners Fund IV - Venture, L.P.	Boston, MA	Delaware
BA Partners Fund IV - Venture Master Fund, L.L.C.	Boston, MA	Delaware
BA Partners Fund V - Buyout, L.P.	Boston, MA	Delaware
BA Partners Fund V - Buyout Master Fund, L.L.C.	Boston, MA	Delaware
BA Partners Fund V - International, L.P.	Boston, MA	Delaware
BA Partners Fund V - International Master Fund, L.L.C.	Boston, MA	Delaware
BA Partners Fund V - Opportunistic Real Estate, L.P.	Boston, MA	Delaware
BA Partners Fund V - PE Blend, L.P.	Boston, MA	Delaware
BA Partners Fund V - Venture, L.P.	Boston, MA	Delaware
BA Partners Fund V - Venture Master Fund, L.L.C.	Boston, MA	Delaware
BA Partners Fund VI - PE Blend (Cayman), L.P.	Boston, MA	Cayman Islands
BA Partners Fund VI - PE Blend, L.P.	Boston, MA	Delaware
BA Properties, Inc.	Los Angeles, CA	Delaware
BA Residential Securitization LLC	Charlotte, NC	Delaware
BA SBIC Sub, Inc.	Charlotte, NC	North Carolina
BA Securities Australia Limited	Sydney, New South Wales, Australia	Australia
BA Venture Management Corporation	Thousand Oaks, CA	Delaware
BAC Canada Finance Company	Toronto, Ontario, Canada	Canada
BAC CCC Mezzanine Investments, L.L.C.	Chicago, IL	Delaware
BAC CCC Private Equity Investments, Inc.	Chicago, IL	Delaware
BAC Field Services Corporation	Simi Valley, CA	California
BAC Mezzanine Management, Inc.	Chicago, IL	Illinois
BAC North America Holding Company	Charlotte, NC	Delaware
BAC NUBAFA, Inc.	San Francisco, CA	Delaware
BAC Strategic Investments B.V.	Amsterdam, The Netherlands	Netherlands
BAC Tax Services Corporation	Simi Valley, CA	California
BACAP Alternative Advisors, Inc.	New York, NY	Missouri
BACAP Diversified Real Estate Fund, L.P.	New York, NY	Delaware
BACAP Multi-Strategy Hedge Fund, Ltd.	New York, NY	Cayman Islands
BACDC Crossings 29th LLC	Dallas, TX	Delaware
BACDC Crossing at Big Bear LLC	Dallas, TX	Delaware
BACDC Crossings North Hills LLC	Dallas, TX	Delaware
BACDC Horizons at Morgan Hill LLC	Dallas, TX	Delaware
BACI Triad, LLC	Chicago, IL	Delaware
BACP Europe Fund II, L.P.	Chicago, IL	Delaware
Bakerton Finance, Inc.	Charlotte, NC	Delaware
BAL Corporate Aviation, LLC	New Castle, DE	Delaware
BAL Energy Holding, LLC	San Francisco, CA	Delaware
BAL Energy Management II, LLC	San Francisco, CA	Delaware
BAL Global Finance (Deutschland) GmbH	Dusseldorf, Germany	Germany
BAL Global Finance (UK) Limited	London, U.K.	United Kingdom
BAL Global Finance Canada Corporation	Toronto, Ontario, Canada	Canada
BAL Investment & Advisory, Inc.	San Francisco, CA	Delaware

Name	Location	Jurisdiction
BAL OMFSP, LLC	Dodge Center, MN	California
BAL Solar I, LLC	San Francisco, CA	Delaware
BAL Solar II, LLC	San Francisco, CA	Delaware
BAL Solar III, LLC	San Francisco, CA	Delaware
BAL Solar Portfolio I, LLC	San Francisco, CA	Delaware
Balboa Insurance Company	Irvine, CA	California
Balboa Insurance Services, Inc.	Simi Valley, CA	California
Balboa Life & Casualty LLC	Irvine, CA	Delaware
BALCAP Funding, LLC	San Francisco, CA	Delaware
BALI Australia Leasing Pty Limited	Sydney, New South Wales, Australia	Australia
BALI Funding Luxembourg Limited	Luxembourg, Luxembourg	United Kingdom
Ballantyne Funding LLC	Charlotte, NC	Delaware
Baltic Funding LLC	Charlotte, NC	Delaware
BAML Capital Access Funds Management C, L.P.	Chicago, IL	Delaware
BAML Capital Access Funds Management, LLC	Chicago, IL	Delaware
BAML GP, Inc.	New York, NY	Delaware
BAMLCAF First Capital GP, LLC	Chicago, IL	Delaware
BAMLCAF Management B Investor, L.P.	Chicago, IL	Delaware
BAMS Solutions, Inc.	Louisville, KY	Ohio
BANA Alberta Funding Company, ULC	Calgary, Alberta, Canada	Canada
BANA BACM 2000-2 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2002-2 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2002-PB2 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2003-1 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2003-2 PAWTUCKET SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2003-2 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2004-1 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2004-2 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2004-3 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2004-4 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2004-5 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2004-6 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2005-1 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2005-2 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2005-3 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2005-4 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2005-5 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2005-6 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2006-1 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2006-4 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2007-1 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2007-4 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2008-1 SB 1 LLC	Charlotte, NC	Delaware
BANA BALL 2009 FDG SB 1 LLC	Charlotte, NC	Delaware
BANA Canada Funding Company Ltd.	Calgary, Alberta, Canada	Canada
BANA CSFB 2002-CKS4 SB 1 LLC	Charlotte, NC	Delaware
BANA CSFB 2004-C1 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE HOLDING COMPANY LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2000-2 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2002-2 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2002-PB2 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2003-1 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANGER BACM 2003-2 PAWTUCKET SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2003-2 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2004-1 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2004-2 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2004-3 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2004-4 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2004-5 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2004-6 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2005-1 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2005-2 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2005-3 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2005-4 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2005-5 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2005-6 SB 1 LLC	Charlotte, NC	Delaware
BANA Defeasance Manager BACM 2006-1 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2006-4 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2007-1 SB 1 LLC	Charlotte, NC	Delaware
BANA Defeasance Manager BACM 2007-4 SB 1 LLC	Charlotte, NC	Delaware

Name	Location	Jurisdiction
BANA Defeasance Manager BACM 2008-1 SB 1 LLC	Charlotte, NC	Delaware
BANA Defeasance Manager BALL 2009 FDG SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER CSFB 2002-CKS4 SB 1 LLC	Charlotte, NC	Delaware
BANA Defeasance Manager CSFB 2004-C1 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER DORADO/ALVARADO SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER GECCMC 2002-2 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER GECCMC 2002-3 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER GECMC 2003-C1 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER GECMC 2003-C2 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER GECMC 2004-C1 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER GECMC 2004-C3 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER GECMC 2005-C1 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER GECMC 2005-C2 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER GECMC 2007-C1 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER MLMT 2004-MKB1 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER MLMT 2005-MKB2 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER NLFC 1998-2 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER NLFC 1999-1 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER NLFC 1999-2 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER TENTH VENTURE SB 1 LLC	Charlotte, NC	Delaware
BANA DORADO/ALVARADO SB 1 LLC	Charlotte, NC	Delaware
BANA GECCMC 2002-2 SB 1 LLC	Charlotte, NC	Delaware
BANA GECCMC 2002-3 SB 1 LLC	Charlotte, NC	Delaware
BANA GECMC 2003-C1 SB 1 LLC	Charlotte, NC	Delaware
BANA GECMC 2003-C2 SB 1 LLC	Charlotte, NC	Delaware
BANA GECMC 2004-C1 SB 1 LLC	Charlotte, NC	Delaware
BANA GECMC 2004-C3 SB 1 LLC	Charlotte, NC	Delaware
BANA GECMC 2005-C1 SB 1 LLC	Charlotte, NC	Delaware
BANA GECMC 2005-C2 SB 1 LLC	Charlotte, NC	Delaware
BANA GECMC 2007-C1 SB 1 LLC	Charlotte, NC	Delaware
BANA Holding Corporation	Charlotte, NC	Delaware
BANA MLMT 2004-MKB1 SB 1 LLC	Charlotte, NC	Delaware
BANA MLMT 2005-MKB2 SB 1 LLC	Charlotte, NC	Delaware
BANA NLFC 1998-2 SB 1 LLC	Charlotte, NC	Delaware
BANA NLFC 1999-1 SB 1 LLC	Charlotte, NC	Delaware
BANA NLFC 1999-2 SB 1 LLC	Charlotte, NC	Delaware
BANA Preservation Corporation	Salt Lake City, UT	Delaware
BANA TENTH VENTURE SB 1 LLC	Charlotte, NC	Delaware
Banc of America Advisory Services, LLC	Charlotte, NC	Delaware
Banc of America Arena Community Development LLC	Charlotte, NC	Delaware
Banc of America Bridge LLC	Charlotte, NC	Delaware
Banc of America California Community Venture Fund, LLC	Chicago, IL	Delaware
Banc of America Capital Access Funds Management A, L.P.	Chicago, IL	Delaware
Banc of America Capital Access Funds Management B, L.P.	Chicago, IL	Delaware
Banc of America Capital Holdings, L.P.	Charlotte, NC	Delaware
Banc of America Capital Holdings V, L.P.	Charlotte, NC	Delaware
Banc of America Capital Investors, L.P.	Charlotte, NC	Delaware
Banc of America Capital Investors SBIC, L.P.	Charlotte, NC	Delaware
Banc of America Capital Investors V, L.P.	Charlotte, NC	Delaware
Banc of America Capital Management (Ireland), Limited	Dublin, Ireland	Ireland
Banc of America CDC Special Holding Company, Inc.	Charlotte, NC	North Carolina
Banc of America CDE I, LLC	Baltimore, MD	Delaware
Banc of America CDE II, LLC	Baltimore, MD	Delaware
Banc of America CDE III, LLC	Charlotte, NC	North Carolina
Banc of America CDE IV, LLC	Charlotte, NC	North Carolina
Banc of America CDE V, LLC	Charlotte, NC	North Carolina
Banc of America CDE, LLC	Baltimore, MD	Maryland
Banc of America Co-Invest Fund 2001, L.P.	Chicago, IL	Delaware
Banc of America Co-Invest Fund 2002, L.P.	Chicago, IL	Delaware
Banc of America Community Development Corporation	Charlotte, NC	North Carolina
Banc of America Community Holdings, Inc.	Charlotte, NC	Missouri
Banc of America Consumer Card Services, LLC	Charlotte, NC	North Carolina
Banc of America Credit Products, Inc.	New York, NY	Delaware
Banc of America Development, Inc.	Charlotte, NC	Missouri
Banc of America E-Commerce Holdings, Inc.	Charlotte, NC	Delaware
Banc of America Energy & Power Facilities Leasing I, Inc.	San Francisco, CA	Delaware
Banc of America FSC Holdings, Inc.	San Francisco, CA	Delaware
Banc of America Funding Corporation	Charlotte, NC	Delaware
Banc of America Historic Capital Assets LLC	Charlotte, NC	Delaware
Banc of America Historic Investments Partnership	Concord, CA	Illinois

Name	Location	Jurisdiction
Banc of America Historic New Ventures, LLC	Baltimore, MD	Delaware
Banc of America Historic Ventures, LLC	Charlotte, NC	North Carolina
Banc of America HTC Investments LLC	Boston, MA	Massachusetts
Banc of America Insurance Services, Inc.	Baltimore, MD	Maryland
Banc of America Investment Leasing Co., Ltd.	Tokyo, Japan	Japan
Banc of America Leasing & Capital, LLC	San Francisco, CA	Delaware
Banc of America Leasing Ireland Co., Limited	Dublin, Ireland	Ireland
Banc of America Management LLC I	Chicago, IL	Delaware
Banc of America Management LLC III	Chicago, IL	Delaware
Banc of America Merchant Services, LLC	Atlanta, GA	Delaware
Banc of America Merrill Lynch Commercial Mortgage Inc.	Charlotte, NC	Delaware
Banc of America Merrill Lynch Large Loan, Inc.	Dover, DE	Delaware
Banc of America Mortgage Capital Corporation	Charlotte, NC	North Carolina
Banc of America Mortgage Securities, Inc.	Charlotte, NC	Delaware
Banc of America Neighborhood Services Corporation	Charlotte, NC	North Carolina
Banc of America Preferred Funding Corporation	Charlotte, NC	Delaware
Banc of America Public Capital Corp	Charlotte, NC	Kansas
Banc of America Securities Asia Limited	Hong Kong, PRC	Hong Kong, PRC
Banc of America Securities (India) Private Limited	Mumbai, India	India
Banc of America Securitization Holding Corporation	Charlotte, NC	Delaware
Banc of America Strategic Investments Corporation	Charlotte, NC	Delaware
Banc of America Strategic Investments LLC	Charlotte, NC	Delaware
Banc of America Strategic Ventures, Inc.	Charlotte, NC	Delaware
Banc of America Structured Notes, Inc.	Charlotte, NC	Delaware
BancAmerica Capital Holdings II, L.P.	Chicago, IL	Delaware
BancAmerica Capital Investors II, L.P.	Chicago, IL	Delaware
BancAmerica Capital Investors SBIC II, L.P.	Chicago, IL	Delaware
BancBoston Aircraft Leasing Inc.	Boston, MA	Delaware
BancBoston Capital Holdings Limited	London, U.K.	United Kingdom
BancBoston Capital ICP Partners 2 LP	Boston, MA	Delaware
BancBoston Capital ICP Partners 3 LP	Boston, MA	Delaware
BancBoston Capital ICP Partners 3-A L.P.	Boston, MA	Delaware
BancBoston Capital ICP Partners LP	Boston, MA	Delaware
BancBoston Capital Money Markets Limited	London, U.K.	United Kingdom
BancBoston Capital Private Equity Partners LP	Boston, MA	Delaware
BancBoston Capital, Inc.	Boston, MA	Massachusetts
BancBoston Investments Inc.	Boston, MA	Massachusetts
BancBoston Leasing Services Inc.	Boston, MA	Massachusetts
BancBoston Ventures Inc.	Boston, MA	Massachusetts
Bank of America Auto Receivables Securitization, LLC	Charlotte, NC	Delaware
Bank of America Brasil Ltda.	Sao Paulo, Brazil	Brazil
Bank of America California, National Association	San Francisco, CA	United States of America
Bank of America Canada	Toronto, Ontario, Canada	Canada
Bank of America Capital Corporation	Charlotte, NC	Delaware
Bank of America CDFI Funding Corporation	Boston, MA	Delaware
Bank of America Charitable Foundation, Inc., The	Charlotte, NC	Delaware
Bank of America Corporation	Charlotte, NC	Delaware
Bank of America Custodial Services (Ireland) Limited	Dublin, Ireland	Ireland
Bank of America Global Holdings, LP	Charlotte, NC	Delaware
Bank of America Global Holdings, S.a.r.l.	Grand-Duchy of Luxembourg, Luxembourg	Luxembourg
Bank of America (GSS) Limited	London, U.K.	United Kingdom
Bank of America GSS Nominees Limited	London, U.K.	England & Wales
Bank of America Malaysia Berhad	Kuala Lumpur, Malaysia	Malaysia
Bank of America Merrill Lynch Banco Multiplo S.A.	Sao Paulo, Brazil	Brazil
Bank of America Merrill Lynch International Limited	London, U.K.	United Kingdom
Bank of America Merrill Lynch UK Pension Plan Trustees Limited	London, U.K.	United Kingdom
Bank of America Mexico, S.A., Institucion de Banca Multiple	Mexico City, Mexico	Mexico
Bank of America Mortgage Securities, Inc.	Charlotte, NC	Delaware
Bank of America, National Association	Charlotte, NC	United States of America
Bank of America Overseas Corporation	Charlotte, NC	United States of America
Bank of America Reinsurance Corporation	Burlington, VT	Vermont
Bank of America Securitization Investment Trust LLC	Wilmington, DE	Delaware
Bank of America Singapore Limited	Singapore, Singapore	Singapore
Bank of America Student Loan Securitization Corporation	Charlotte, NC	Delaware
Bank of America Ventures	Foster City, CA	California
BankAmerica Capital III	Charlotte, NC	Delaware
BankAmerica International Financial Corporation	San Francisco, CA	United States of America
BankAmerica International Investment Corporation	Chicago, IL	United States of America
BankAmerica Investment Corporation	Charlotte, NC	Delaware
BankAmerica Nominees (1993) Pte Ltd.	Singapore, Singapore	Singapore

Name	Location	Jurisdiction
BankAmerica Nominees (Hong Kong) Ltd.	Hong Kong, PRC	Hong Kong, PRC
BankAmerica Nominees (Singapore) Pte. Ltd.	Singapore, Singapore	Singapore
BankAmerica Nominees Limited (London)	London, U.K.	United Kingdom
BankAmerica Realty Finance, Inc.	Los Angeles, CA	Delaware
BankAmerica Realty Services, Inc.	San Francisco, CA	Delaware
BankAmerica Special Assets Corporation	San Francisco, CA	Delaware
BankBoston Capital Trust III	Boston, MA	Delaware
BankBoston Capital Trust IV	Boston, MA	Delaware
BankBoston International Leasing LLC	Providence, RI	Delaware
Bardin Road Ventures Inc.	New York, NY	Texas
Barnett Capital III	Jacksonville, FL	Delaware
BAS Capital Funding Corporation	Charlotte, NC	Delaware
BAS Oak Management, LLC	San Francisco, CA	Delaware
BAS Oak X, LLC	San Francisco, CA	Delaware
BAS Securitization LLC	Charlotte, NC	Delaware
BAS/SOFI Management, LLC	New York, NY	Delaware
BAS/SOFI VI, LLC	New York, NY	Delaware
Bay 2 Bay Leasing LLC	San Francisco, CA	Delaware
BBI Management Co. LLC	Boston, MA	Massachusetts
BBI Switch LP	Boston, MA	Delaware
BBV Management Co. LLC	Boston, MA	Massachusetts
BBV Switch LP	Boston, MA	Delaware
Beach Point Access LLC	New York, NY	Delaware
Beach Point Access Ltd.	New York, NY	Cayman Islands
Ben Franklin/Progress Capital Fund, L.P.	Blue Bell, PA	Delaware
Benson Nominees Limited	London, U.K.	England
Berndale Securities Limited	Melbourne, Victoria, Australia	Australia
Birchwood Funding LLC	Charlotte, NC	Delaware
BIRMSON, L.L.C.	Wilton, CT	Alabama
BJCC, Inc.	Wilton, CT	Delaware
Black Mountain Funding LLC	Charlotte, NC	Delaware
BlackRock Health Sciences Access LLC	New York, NY	Delaware
BlackRock Health Sciences Access LTD.	New York, NY	Cayman Islands
Blue Finn S. a r.l.	Bertrange, Luxembourg	Luxembourg
Blue Ridge Investments, L.L.C.	Charlotte, NC	Delaware
Bluejay LLC	New York, NY	Delaware
BOA Investment Fund III, LLC	Charlotte, NC	North Carolina
BOA Investment Fund IV, LLC	Charlotte, NC	North Carolina
BOA Investment Fund V, LLC	Charlotte, NC	North Carolina
BOA/Mermart Joint Venture	San Diego, CA	California
Bodiam Hill Limited	London, U.K.	United Kingdom
BofA Advisors, LLC	Boston, MA	Delaware
BofA Canada Bank	Gloucester, Canada	Canada
BofA Canada Holdings ULC	Toronto, Ontario, Canada	Canada
BofA Distributors, Inc.	Boston, MA	Massachusetts
BofA Global Capital Management Group, LLC	Boston, MA	Delaware
BofA Merrill Lynch Asset Holdings, Inc.	New York, NY	Delaware
BofAML Asia Fund LP, LLC	New York, NY	Delaware
BofAML Bosphorus Fund CIP Vehicle LP, LLC	Wilmington, DE	Delaware
BofAML Europe Fund CI Vehicle GP, LLC	Wilmington, DE	Delaware
BofAML Europe Fund CI Vehicle LP, LLC	Wilmington, DE	Delaware
BofAML Europe Fund Holdco, LLC	Wilmington, DE	Delaware
BofAML Europe Fund ML Vehicle GP, LLC	Wilmington, DE	Delaware
BofAML Europe Fund ML Vehicle LP, LLC	Wilmington, DE	Delaware
BofAML Funding Limited	London, U.K.	United Kingdom
BofAML Investments	London, U.K.	England
BofAML Trustees Limited	London, U.K.	United Kingdom
Boston International Holdings Corporation	Boston, MA	Massachusetts
Boston Overseas Financial Corporation	New York, NY	United States of America
Boston Overseas Financial Corporation S.A.	Buenos Aires, Argentina	Argentina
Boston Overseas Holding Corporation	Boston, MA	Massachusetts
Boston Securities S.A. Sociedad de Bolsa	Buenos Aires, Argentina	Argentina
Boston World Holding Corporation	Boston, MA	Massachusetts
BR Depositor, LLC	Charlotte, NC	Delaware
Bracebridge Corporation	Wilmington, DE	Delaware
Brevan Howard Multi-Strategy Participation Fund LLC	New York, NY	Delaware
Brevan Howard Multi-Strategy Participation Fund Ltd.	New York, NY	Cayman Islands
Brigibus Limited	London, U.K.	United Kingdom
Business Lenders, LLC	Hartford, CT	Delaware
C-Zone S.p.A.	Rome, Italy	Italy

Name	Location	Jurisdiction
Calnevari Holdings, Inc.	Charlotte, NC	Delaware
CalSTRS/Banc of America Capital Access Fund III, LLC	Chicago, IL	Delaware
CalSTRS/BAML Capital Access Funds IV, LLC	Chicago, IL	Delaware
CalSTRS/Banc of America Capital Access Fund, LLC	Chicago, IL	Delaware
CAP, Inc.	New York, NY	Delaware
Card Processing Reseller, Inc.	Wilmington, DE	Delaware
Carlson Double Black Diamond Participation Fund LLC	New York, NY	Delaware
Carlson Double Black Diamond Participation Fund Ltd.	New York, NY	Cayman Islands
Carson Asset Management Company	Reno, NV	Delaware
Central Park Development Group, LLC	Tampa, FL	Florida
Charlotte Gateway Village, LLC	Charlotte, NC	North Carolina
Charlotte Transit Center, Inc.	Charlotte, NC	North Carolina
Cherry Park LLC	Charlotte, NC	Delaware
Chester Property & Services Limited	Chester, England	England
Chetwynd Nominees Limited	London, U.K.	England
Chilton GNR Participation LLC	New York, NY	Delaware
Chilton GNR Participation Ltd.	New York, NY	Cayman Islands
Chilton Small Cap Access LLC	New York, NY	Delaware
Chilton Small Cap Access Ltd.	New York, NY	Cayman Islands
Church Street Housing Partners I, LLC	Orlando, FL	Florida
Church Street Retail Partners I, LLC	Orlando, FL	Florida
Citygate Nominees Limited	London, U.K.	England
clearXchange, LLC	San Francisco, CA	Delaware
Clough Access LLC	New York, NY	Delaware
Clough Access Ltd.	New York, NY	Cayman Islands
CM REO S1 LLC	New York, NY	Delaware
Coast Access LLC	New York, NY	Delaware
Coast Access II LLC	New York, NY	Delaware
Coast Access III LLC	New York, NY	Delaware
Coast Access IV LLC	New York, NY	Delaware
Coast Access Ltd.	New York, NY	Cayman Islands
Coast Access II Ltd.	New York, NY	Cayman Islands
Coast Access III Ltd.	New York, NY	Cayman Islands
Columbus Bay Limited	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Columbus Square LLC	Kansas City, MO	Missouri
Columbus Square II LLC	St. Louis, MO	Missouri
Continental Finanziaria S.p.A.	Milan, Italy	Italy
Continental Illinois Venture Corporation	Chicago, IL	Delaware
Coral Hill LLC	Charlotte, NC	Delaware
Core Private Equity Fund I, LLC	New York, NY	Delaware
Core Strategies Investment Fund LLC	New York, NY	Delaware
Corfe Hill Limited	London, U.K.	England & Wales
Corporate Properties Services, LLC	Wilmington, DE	Delaware
Cortlandt Realty Associates I, L.P.	New York, NY	Delaware
Countryside SA Holdings, LLC	Dallas, TX	Texas
Countrywide Capital III	Calabasas, CA	Delaware
Countrywide Capital IV	Calabasas, CA	Delaware
Countrywide Capital V	Calabasas, CA	Delaware
Countrywide Capital Markets, LLC	Calabasas, CA	California
Countrywide Commercial Mortgage Capital, Inc.	Calabasas, CA	Delaware
Countrywide Commercial Real Estate Finance, Inc.	Calabasas, CA	California
Countrywide Financial Corporation	Calabasas, CA	Delaware
Countrywide Hillcrest I, Inc.	Calabasas, CA	California
Countrywide Home Loans, Inc.	Calabasas, CA	New York
Countrywide International Consulting Services, LLC	Calabasas, CA	Delaware
Countrywide International GP Holdings, LLC	Calabasas, CA	Delaware
Countrywide International Holdings, Inc.	Calabasas, CA	Delaware
Countrywide International Technology Holdings Limited	St. Peter Port, Guernsey, Channel Islands	Island of Guernsey
Countrywide JV Technology Holdings Limited	St. Peter Port, Guernsey, Channel Islands	Island of Guernsey
Countrywide Securities Corporation	Calabasas, CA	California
Countrywide Servicing Exchange	Calabasas, CA	California
Countrywide Sunfish Management LLC	Calabasas, CA	Delaware
Countrywide Warehouse Lending	Calabasas, CA	California
CP Development Group 4, LLC	Tampa, FL	Florida
CPDG7, LLC	Tampa, FL	Florida
CQS Holding S.r.l.	Rome, Italy	Italy
Creative Village Development, LLC	Tampa, FL	Florida
Crockett Funding LLC	Charlotte, NC	Delaware
CTC Real Estate Services	Simi Valley, CA	California

Name	Location	Jurisdiction
CW Insurance Group, LLC	Irvine, CA	California
CW Reinsurance Company	Burlington, VT	Vermont
CW Securities Holdings, Inc.	Calabasas, CA	Delaware
CW (UK) Services Limited	Dartford, United Kingdom	United Kingdom
CW UKTechnology Limited	Dartford, United Kingdom	United Kingdom
CWABS, Inc.	Calabasas, CA	Delaware
CWALT, Inc.	Calabasas, CA	Delaware
CWHEQ, Inc.	Calabasas, CA	Delaware
CWIBH, Inc.	Calabasas, CA	Delaware
CWMBS, Inc.	Calabasas, CA	Delaware
CWTechSolutions Limited	Dartford, United Kingdom	United Kingdom
Cypress Point Trading LLC	Charlotte, NC	Delaware
Cypress Tree CLAIF Funding LLC	Charlotte, NC	Delaware
Debt Clear Recoveries & Investigations Limited	Manchester, United Kingdom	United Kingdom
DFO Partnership	San Francisco, CA	New York
Diamond Springs Trading LLC	Charlotte, NC	Delaware
Dorton B.V.	Amsterdam, The Netherlands	Netherlands
Dover Mortgage Capital 2005-A Corporation	Charlotte, NC	Delaware
Dover Mortgage Capital Corporation	Charlotte, NC	Delaware
Dover Two Mortgage Capital 2005-A Corporation	Charlotte, NC	Delaware
Dover Two Mortgage Capital Corporation	Charlotte, NC	Delaware
DSP Merrill Lynch Capital Limited	Mumbai, India	India
DSP Merrill Lynch Limited	Mumbai, India	India
DSP Merrill Lynch Trust Services Limited	Mumbai, India	India
Eagle Corporation, The	Boston, MA	Massachusetts
Eagle Investments S.A., The	Montevideo, Uruguay	Uruguay
Eaglewood Apartments, LLC	Tampa, FL	Florida
Eaglewood Course Development, LLC	Tampa, FL	Florida
Eban Incorporated	Dallas, TX	Texas
Eban Village I, Ltd.	Dallas, TX	Texas
Eban Village II, Ltd.	Dallas, TX	Texas
Echo Canyon Park LLC	Charlotte, NC	Delaware
EFP (Cayman) Funding I Limited	George Town, Grand Cayman, Cayman Is.	Cayman Islands
EFP (Cayman) Funding II Limited	George Town, Grand Cayman, Cayman Is.	Cayman Islands
EGB Podstawowy Niestandaryzowany Sekurytyzacyjny Fundusz Inwestycyjny Zamkniety	Warsaw, Poland	Poland
EGB-SKARBIEC Bis Powiazany Fundusz Inwestycyjny Zamkniety	Warsaw, Poland	Poland
EGB-SKARBIEC Powiazany Fundusz Inwestycyjny Zamkniety	Warsaw, Poland	Poland
Electra Leasing LLC	Boston, MA	Massachusetts
EM Cobranza S de RL de CV	New York, NY	Mexico
EM Structured Investments, LLC	New York, NY	Delaware
Emerging Markets Opportunities LLC	Boston, MA	Delaware
Emerging Markets Opportunities Ltd.	Boston, MA	Cayman Islands
Emerging Markets Opportunities Master, Ltd.	Boston, MA	Cayman Islands
EQCC Receivables Corporation	Las Vegas, NV	Delaware
EquiCredit Corporation of America	Jacksonville, FL	Delaware
Equity Analytics, LLC	Scottsdale, AZ	Delaware
Equity Finance Delaware, LLC	New York, NY	Delaware
Equity Long Short HedgeAccess LLC	New York, NY	Delaware
Equity Long-Short HedgeAccess Ltd.	New York, NY	Cayman Islands
Equity Margins Ltd.	Melbourne, Victoria, Australia	Australia
Equity/Protect Reinsurance Company	Jacksonville, FL	Turks & Caicos Islands
ESG Cross Border Equity Particicpation Fund LLC	New York, NY	Delaware
ESG Cross Border Equity Particicpation Fund Ltd.	New York, NY	Cayman Islands
Europe Card Services General Partner Limited	Grand Cayman, Cayman Islands	Cayman Islands
Europe Card Services Partners (Scotland) LP	Edinburgh, Scotland	Scotland
Event Driven & Credit HedgeAccess LLC	New York, NY	Delaware
Event Driven & Credit HedgeAccess Ltd.	New York, NY	Cayman Islands
Everest Funding LLC	Charlotte, NC	Delaware
Excelsior Buyout Management, LLC	Stamford, CT	Delaware
Excelsior Buyout Partners, LLC	Stamford, CT	Delaware
Excelsior Multi-Strategy Hedge Fund, LLC	New York, NY	Delaware
Excelsior Multi-Strategy Institutional Hedge Fund, Ltd.	New York, NY	Cayman Islands
F. R. Holdings, Inc.	Charlotte, NC	Nevada
Fairfield Nominees Ltd.	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Fallon Lane LLC	Charlotte, NC	Delaware
FDS Financial Data Services Limited	Dublin, Ireland	Ireland
Federal Street Investments S.A.	Montevideo, Uruguay	Uruguay
Federal Street Shipping LLC	Boston, MA	Delaware
FFG Property Holding Corp.	Providence, RI	Rhode Island
FIA Card Services, National Association	Wilmington, DE	United States of America

Name	Location	Jurisdiction
FIA (Gibraltar) Holdings Limited	Gibraltar, Gibraltar	Gibraltar
FIA (Gibraltar) SLP Holdings Limited	Gibraltar, Gibraltar	Gibraltar
FIA Holdings, LP	Edinburgh, Scotland	Scotland
FIA Holdings S.a.r.l.	Luxembourg, Luxembourg	Luxembourg
FIA Jersey Holdings Limited	Chester, United Kingdom	Jersey
FIA Swiss Funding Limited	Luxembourg, Luxembourg	England & Wales
FIA UK Funding Limited	Chester, United Kingdom	England & Wales
Fiduciary Services Ltd.	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Fiduciary Services (UK) Limited	London, U.K.	England
Financial Data Services, Inc.	Jacksonville, FL	Florida
First Bank of Pinellas County Land Corporation	Tampa, FL	Florida
First Capital Corporation of Boston	Boston, MA	Massachusetts
First Franklin Financial Corporation	San Jose, CA	Delaware
First Permanent Financial Services Pty Ltd	Sydney, Australia	Australia
First Permanent Securities Limited	Sydney, Australia	Australia
Firstval Properties, Inc.	Bethlehem, PA	Pennsylvania
Five Dollars a Day, LLC	San Francisco, CA	Delaware
Fleet Capital Trust V	Boston, MA	Delaware
Fleet Development Ventures L.L.C.	Boston, MA	Massachusetts
Fleet Fund Investors, LLC	Providence, RI	Delaware
Fleet Growth Resources III, Inc.	Charlotte, NC	Rhode Island
Fleet Growth Resources IV, Inc.	Charlotte, NC	Rhode Island
Fleet Growth Resources, Inc.	Charlotte, NC	Delaware
Fleet International Advisors S.A.	Montevideo, Uruguay	Uruguay
Fleet Venture Resources, Inc.	Charlotte, NC	Rhode Island
FM Sponsor I, LLC	New York, NY	Maryland
Fondo Espanol de Recuperaciones B.V.	Amsterdam, The Netherlands	Netherlands
Fondo Espanol de Recuperaciones II B.V.	Amsterdam, The Netherlands	Netherlands
Framework, Inc.	Washington, DC	Delaware
FSC Corp.	Boston, MA	Massachusetts
Fugu Credit Limited	London, U.K.	United Kingdom
Fund Five Financial, Inc.	San Francisco, CA	California
Fundamental Partners Municipal Trust	New York, NY	Delaware
Fundo de Investimento em Direito Creditorio Nao Padronizado Tratex Precatorios II	Sao Paulo, Brazil	Brazil
Fundo de Investimento em Direitos Creditorios Nao Padronizados Tratex Precatorio III	Sao Paulo, Brazil	Brazil
Fundo de Investimento em Direito Creditorio PCG Brasil Multi Carteira	Sao Paulo, Brazil	Brazil
Fundo de Investimento Financeiro Multimercado Diamond	Sao Paulo, Brazil	Brazil
Fundo de Investimento Financeiro Multimercado Iceberg	Sao Paulo, Brazil	Brazil
Fundo de Investimento Financeiro Multimercado Verona	Sao Paulo, Brazil	Brazil
Fundo de Investimento Multimercado Agata - Credito Privado - Investimentos no Exterior	Sao Paulo, Brazil	Brazil
Galway Holdings Trust	Dublin, Ireland	Ireland
Garden Property LLC	Pennington, NJ	Delaware
Gatwick LLC	Charlotte, NC	Delaware
GEM 21 s.r.l.	Milan, Italy	Italy
General Fidelity Life Insurance Company	Columbia, SC	South Carolina
General Pacific Holdings, LLC	New York, NY	Delaware
GK Nagareyama	Tokyo, Japan	Japan
Gleneagles Trading LLC	Charlotte, NC	Delaware
Glenwood Investments Limited	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Global Banking and Financial Services Trust	New York, NY	Delaware
Global Macro Opportunities LLC	New York, NY	Delaware
Global Macro Opportunities Ltd.	New York, NY	Cayman Islands
Global Principal Finance Company, LLC	New York, NY	Delaware
Global Structured Finance & Investments LLC	New York, NY	Delaware
GlobaLoans International Technology Limited Partnership	Dartford, United Kingdom	England
GlobaLoans JV Limited Partnership	Dartford, United Kingdom	England
GMI Strategic Investments, LLC	New York, NY	Delaware
Gold Magnet (BVI) Limited	Tortola, British Virgin Islands	Virgin Islands
Goldbourne Park Limited	Charlotte, NC	Jersey
Golden Peak Investments LLC	Charlotte, NC	Delaware
GPFC Ireland Limited	Dublin, Ireland	Ireland
Green Equity Inc.	New York, NY	New Jersey
Groom Lake, LLC	Charlotte, NC	Delaware
Hachiko, LLC	San Francisco, CA	Delaware
Halcyon Access LLC	New York, NY	Delaware
Halcyon Access LTD.	New York, NY	Cayman Islands
Hampton Funding LLC	Charlotte, NC	Delaware
Harbour Town Funding LLC	Charlotte, NC	Delaware
HCL Acquisition LLC	Boston, MA	Massachusetts
HCL Developer LLC	Boston, MA	Massachusetts

Name	Location	Jurisdiction
HCL Manager LLC	Boston, MA	Massachusetts
Healthcare Royalties Trust	New York, NY	Delaware
HealthLogic Systems Corporation	Tucker, GA	Georgia
Heathrow LLC	Charlotte, NC	Delaware
Hever Hill Limited	London, U.K.	England & Wales
High Grade Structured Credit CDO 2007-1	George Town, Grand Cayman, Cayman Is.	Cayman Islands
HNC Realty Company	Hartford, CT	Connecticut
Holding Services Ltd.	Grand Cayman, Cayman Islands	Cayman Islands
Hornby Lane Limited	Dublin, Ireland	Jersey
IBK Holdings International Principal Investments, Ltd.	New York, NY	Cayman Islands
IBK Holdings Principal Investments, LLC	New York, NY	Delaware
IBK International Principal Investments, Ltd.	New York, NY	Cayman Islands
IFIA Insurance Services, Inc.	Greenville, DE	Delaware
IHR, LLC	San Francisco, CA	Delaware
Index GP, LLC	New York, NY	Delaware
Index Recovery Company, LP	Utica, NY	Delaware
Indian Head Banks Inc.	Charlotte, NC	New Hampshire
Indopark Holdings Limited	Port Louis, Mauritius	Mauritius
International Special Situations Holdings C.V.	George Town, Grand Cayman, Cayman Is.	Netherlands
Inversiones Merrill Lynch Chile SpA	Santiago, Chile	Chile
Investment Fund Partners	Providence, RI	Delaware
Investments 2234 Chile Fondo de Inversion Privado I	Santiago, Chile	Chile
Investments 2234 Chile Fondo de Inversion Privado II	Santiago, Chile	Chile
Investments 2234 China Fund 1 B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234, LLC	Charlotte, NC	Delaware
Investments 2234 Overseas Fund 11 B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234 Overseas Fund 12 B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234 Overseas Fund 13 B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234 Overseas Fund 14 B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234 Overseas Fund 16 B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234 Overseas Fund 17 B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234 Overseas Fund 18 B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234 Overseas Fund I B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234 Overseas Fund II B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234 Overseas Fund III B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234 Overseas Fund IV B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234 Overseas Fund VI B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234 Overseas Fund VII B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234 Overseas Fund VIII B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234 Overseas Fund IX B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234 Overseas Fund X B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234 Overseas Holdings B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234 Philippines Fund I (SPV-AMC), Inc.	Manila, Philippines	Philippines
Investments Dos Dos Tres Cuatro Chile Holdings S.A.	Santiago, Chile	Chile
Investor Protection Insurance Company	Burlington, VT	Vermont
IPIC Reinsurance Company	Burlington, VT	Vermont
IQ Absolute Return Diversified Fund, LP	New York, NY	Delaware
IQ Absolute Return Diversified (Offshore) Fund, Ltd.	New York, NY	Cayman Islands
IQ Absolute Return Select Fund, LP	New York, NY	Delaware
IQ Absolute Return Select (Offshore) Fund, Ltd.	New York, NY	Cayman Islands
IQ Global Long/Short Equity Diversified Fund, LP	New York, NY	Delaware
IQ Global Long/Short Equity Diversified (Offshore) Fund, Ltd.	New York, NY	Cayman Islands
IQ Global Long/Short Equity Select Fund, LP	New York, NY	Delaware
IQ Global Long/Short Equity Select (Offshore) Fund, Ltd.	New York, NY	Cayman Islands
IQ Global Private Equity Composite Fund, LP	New York, NY	Delaware
IQ Global Real Asset Composite Fund, LP	New York, NY	Delaware
JCCA, Inc.	Wilton, CT	Delaware
Jin Sheng Asset Management Company Limited	Taipei, Taiwan	Taiwan
Jupiter Loan Funding LLC	Charlotte, NC	Delaware
Kaldi Funding LLC	Charlotte, NC	Delaware
KBA Mortgage, LLC	Plano, TX	Delaware
KECALP Inc.	New York, NY	Delaware
KECALP International Ltd.	New York, NY	Cayman Islands
KML Holdings Co., Ltd.	Labuan, Malaysia	Malaysia
KML II Holdings Co., Ltd.	Labuan, Malaysia	Malaysia
Korea Ranger Limited	Seoul, Korea	Korea
Ktesios Holding S.p.A.	Rome, Italy	Italy
KTP Global Finance SCA	Luxembourg, Luxembourg	Cayman Islands
L.A. Funding LLC	Charlotte, NC	Delaware

Name	Location	Jurisdiction
Laguna Funding LLC	Charlotte, NC	Delaware
Lake Forest Holding Company	Baltimore, MD	Virginia
LandSafe Appraisal Services, Inc.	Plano, TX	California
LandSafe Credit, Inc.	Rosemead, CA	California
LandSafe Default, Inc.	Rosemead, CA	Pennsylvania
LandSafe Flood Determination, Inc.	Plano, TX	California
LandSafe, Inc.	Plano, TX	Delaware
LandSafe Services of Alabama, Inc.	Montgomery, AL	Alabama
LandSafe Services, LLC	St. Louis, MO	Missouri
LandSafe Title of California, Inc.	Rosemead, CA	California
LandSafe Title of Florida, Inc.	Rosemead, CA	Florida
LandSafe Title of Texas, Inc.	Rosemead, CA	Texas
LandSafe Title of Washington, Inc.	Simi Valley, CA	Washington
Laredo Park Holdings, Inc.	Charlotte, NC	Delaware
LaSalle Funding LLC	Chicago, IL	Delaware
LaSalle Street Capital, Inc.	Chicago, IL	Delaware
LBC Limited	Nassau, Bahamas	Bahamas
Leaves, LLC	San Francisco, CA	Delaware
Leyden Bay B.V.	Amsterdam, The Netherlands	Netherlands
Limacon Park Limited	Charlotte, NC	Ireland
Linville Funding LLC	Charlotte, NC	Delaware
Live Oak Apartments, LLC	Charlotte, NC	North Carolina
LKTS S.p.A.	Rome, Italy	Italy
Loans.co.uk Limited	Chester, England	United Kingdom
LS Real Estate Recovery Fund (Offshore), L.P.	New York, NY	Cayman Islands
LS Real Estate Recovery Trust	New York, NY	Delaware
LSMFI, LLC	San Francisco, CA	Delaware
Lynx Associates, L.P.	New York, NY	Delaware
Magellan Bay Limited	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Magnetar Energy Participation Fund LLC	New York, NY	Delaware
Main Place Funding, LLC	New York, NY	Delaware
Mainsearch Company Limited	Chester, England	England
Majestic Acquisitions Limited	London, U.K.	England
MAN/AHL FuturesAccess LLC	New York, NY	Delaware
Managed Account Advisors LLC	Jersey City, NJ	Delaware
Marathon Access LLC	New York, NY	Delaware
Marathon Access Ltd.	New York, NY	Cayman Islands
Mariner Access LLC	New York, NY	Delaware
Mariner Access, Ltd.	New York, NY	Cayman Islands
Marlborough Sounds LLC	Charlotte, NC	Delaware
Marlin House Holdings Limited	Chester, England	United Kingdom
Maryvale Urban Investments, LLC	Phoenix, AZ	Arizona
MBNA Capital B	Wilmington, DE	Delaware
MBNA Direct Limited	Chester, England	England
MBNA Europe Finance Limited	Chester, England	Guernsey
MBNA Europe Funding, PLC	Chester, England	United Kingdom
MBNA Europe Holdings Limited	Chester, England	United Kingdom
MBNA Funding Company Limited	Chester, England	England & Wales
MBNA Global Services Limited	Chester, England	United Kingdom
MBNA Indian Services Private Limited	Bangalore, India	India
MBNA International Properties Limited	Chester, England	England
MBNA Investment & Securities Limited	Chester, England	United Kingdom
MBNA Ireland Limited	Carrick-on-Shannon, Ireland	Ireland
MBNA Limited	Chester, England	England & Wales
MBNA R & L S.a.r.l.	Kirschberg, Luxembourg	Luxembourg
MBNA Receivables Limited	Chester, England	Jersey
Mediterranean Funding LLC	Charlotte, NC	Delaware
Mei Tou Holdings Limited	Port Louis, Mauritius	Mauritius
Mei Tou (Tianjin) Property Holdings Limited	People's Republic of China	China
Mei Ya (Tianjin) Property Holdings Limited	People's Republic of China	China
Meritplan Insurance Company	Irvine, CA	California
Merrill Lynch 2008 Fortress Partners Fund, LLC	New York, NY	Delaware
Merrill Lynch 2008 Fortress Partners Offshore Fund, LP	New York, NY	Cayman Islands
Merrill Lynch Alternative Investments LLC	New York, NY	Delaware
Merrill Lynch Aquisicoes e Participacoes Brasil Ltda	Sao Paulo, Brazil	Brazil
Merrill Lynch Argentina S.A.	Capital Federal, Argentina	Argentina
Merrill Lynch Asia Investments Limited	Port Louis, Mauritius	Mauritius
Merrill Lynch (Asia Pacific) Limited	Hong Kong, PRC	Hong Kong, PRC
Merrill Lynch Asian Real Estate Fund Manager Pte. Ltd.	Singapore, Singapore	Singapore
Merrill Lynch (Australasia) Pty. Ltd.	Sydney, Australia	Australia

Name	Location	Jurisdiction
Merrill Lynch (Australia) Automated Markets Limited	Sydney, Australia	Australia
Merrill Lynch (Australia) Futures Limited	Sydney, Australia	Australia
Merrill Lynch (Australia) Nominees Pty. Limited	Melbourne, Victoria, Australia	Australia
Merrill Lynch (Australia) Pty Ltd	Sydney, Australia	Australia
Merrill Lynch B.V.	Amsterdam, The Netherlands	Netherlands
Merrill Lynch (B.V.I.) Limited	Tortola, British Virgin Islands	Virgin Islands
Merrill Lynch Bank and Trust Company (Cayman) Limited	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Merrill Lynch Benchmark Holdings LLC	New York, NY	Delaware
Merrill Lynch Benefits Ltd.	Toronto, Canada	Canada
Merrill Lynch (Bermuda) Services Limited	Hamilton, Bermuda	Bermuda
Merrill Lynch (Camberley) Limited	London, U.K.	England
Merrill Lynch Canada Credit Inc.	Toronto, Ontario, Canada	Canada
Merrill Lynch Canada Holdings Company	Toronto, Ontario, Canada	Canada
Merrill Lynch Canada Inc.	Toronto, Ontario, Canada	Canada
Merrill Lynch Canada Services Inc.	Toronto, Ontario, Canada	Canada
Merrill Lynch Capital Canada Inc.	Toronto, Ontario, Canada	Canada
Merrill Lynch Capital Corporation	New York, NY	Delaware
Merrill Lynch Capital Markets AG	Zurich, Switzerland	Switzerland
Merrill Lynch Capital Markets Espana, S.A., S.V.	Madrid, Spain	Spain
Merrill Lynch Capital Markets (France) SAS	Paris, France	France
Merrill Lynch Capital Partners, Inc.	New York, NY	Delaware
Merrill Lynch Capital Services, Inc.	New York, NY	Delaware
Merrill Lynch Chile Holdings 1 LLC	New York, NY	Delaware
Merrill Lynch Chile Holdings 2 LLC	New York, NY	Delaware
Merrill Lynch CIS Limited	London, U.K.	England
Merrill Lynch & Co., Canada Ltd.	Toronto, Canada	Canada
Merrill Lynch Colombia Ltda.	Bogota, Colombia	Colombia
Merrill Lynch Commodities Canada, ULC	Toronto, Ontario, Canada	Canada
Merrill Lynch Commodities d.o.o. Beograd	Belgrade, Serbia	Republic of Serbia
Merrill Lynch Commodities (Europe) Limited	London, U.K.	England
Merrill Lynch Commodities GmbH	London, U.K.	Germany
Merrill Lynch Commodities, Inc.	Houston, TX	Delaware
Merrill Lynch Commodity Financing Inc.	New York, NY	Delaware
Merrill Lynch Commodity Partners, L.P.	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Merrill Lynch Community Development Company, LLC	New York, NY	New Jersey
Merrill Lynch Consulting Services (Beijing) Company Limited	Beijing, People's Republic of China	China
Merrill Lynch Corporate (New Zealand) Limited	Auckland, New Zealand	New Zealand
Merrill Lynch Corporate Services Limited	London, U.K.	England
Merrill Lynch Corredores de Bolsa SpA	Santiago, Chile	Chile
Merrill Lynch Credit Products, LLC	New York, NY	Delaware
Merrill Lynch Credit Reinsurance Limited	Hamilton, Bermuda	Bermuda
Merrill Lynch Defease HoldCo, LLC	New York, NY	Delaware
Merrill Lynch Depositor, Inc.	New York, NY	Delaware
Merrill Lynch Derivative Products AG	Zurich, Switzerland	Switzerland
Merrill Lynch Diversified Investments, LLC	New York, NY	Delaware
Merrill Lynch Diversified Opportunity Fund LLC	New York, NY	Delaware
Merrill Lynch Equities (Australia) Limited	Sydney, Australia	Australia
Merrill Lynch Equities Limited	London, U.K.	England
Merrill Lynch Equity S.a.r.l.	Luxembourg, Luxembourg	Luxembourg
Merrill Lynch Equity Scotland Limited Partnership	Edinburgh, Scotland	Scotland
Merrill Lynch Europe Funding	London, U.K.	England
Merrill Lynch Europe Intermediate Holdings	London, U.K.	England
Merrill Lynch Europe Liquidity Company Limited	London, U.K.	England
Merrill Lynch Europe Limited	London, U.K.	England
Merrill Lynch Europe Ltd.	New York, NY	Cayman Islands
Merrill Lynch Europe S.A.	New York, NY	Panama
Merrill Lynch Far East Limited	Hong Kong, PRC	Hong Kong, PRC
Merrill Lynch Finance (Australia) Pty Limited	Sydney, Australia	Australia
Merrill Lynch Financial Assets Inc.	Toronto, Ontario, Canada	Canada
Merrill Lynch Financial Markets, Inc.	New York, NY	Delaware
Merrill Lynch Financial Services Limited	Dublin, Ireland	Ireland
Merrill Lynch Fortress Partners Fund LLC	New York, NY	Delaware
Merrill Lynch Fortress Partners Offshore Fund, LP	New York, NY	Cayman Islands
Merrill Lynch France SAS	Paris, France	France
Merrill Lynch Fund Investors Inc.	New York, NY	Delaware
Merrill Lynch Funding Corporation	New York, NY	California
Merrill Lynch GENCO II, LLC	New York, NY	Delaware
Merrill Lynch GENCO, LLC	New York, NY	Delaware
Merrill Lynch Gilts Holdings Limited	London, U.K.	England
Merrill Lynch Gilts (Nominees) Limited	London, U.K.	England

Name	Location	Jurisdiction
Merrill Lynch Global Asset Management Limited	London, U.K.	England
Merrill Lynch Global Capital, L.L.C.	New York, NY	Delaware
Merrill Lynch Global Emerging Markets Partners II, LLC	New York, NY	Delaware
Merrill Lynch Global Emerging Markets Partners, L.P.	New York, NY	Delaware
Merrill Lynch Global Emerging Markets Partners, LLC	New York, NY	Delaware
Merrill Lynch Global Private Equity, Inc.	New York, NY	Delaware
Merrill Lynch Global Real Estate Opportunity Fund, LLC	New York, NY	Delaware
Merrill Lynch Global Services Pte. Ltd.	Singapore, Singapore	Singapore
Merrill Lynch Government Securities of Puerto Rico, Inc.	New York, NY	Puerto Rico
Merrill Lynch GP Inc.	New York, NY	Delaware
Merrill Lynch Group Financing, LLC	New York, NY	Delaware
Merrill Lynch Group Holdings I, L.L.C.	New York, NY	Delaware
Merrill Lynch Group Holdings II, L.L.C.	New York, NY	Delaware
Merrill Lynch Group Holdings III, L.L.C.	New York, NY	Delaware
Merrill Lynch Group Holdings Limited	Dublin, Ireland	Ireland
Merrill Lynch HK Services Limited	Hong Kong, PRC	Hong Kong, PRC
Merrill Lynch Holdings Limited	London, U.K.	United Kingdom
Merrill Lynch Holdings (Mauritius)	Port Louis, Mauritius	Mauritius
Merrill Lynch Hopewell LLC	Pennington, NJ	Delaware
Merrill Lynch International	London, U.K.	England
Merrill Lynch International (Australia) Ltd	Sydney, Australia	Australia
Merrill Lynch International Bank Limited	Dublin, Ireland	Ireland
Merrill Lynch International & Co. C.V.	Curacao, Netherlands Antilles	Curacao
Merrill Lynch International Finance, Inc.	New York, NY	New York
Merrill Lynch International Incorporated	New York, NY	Delaware
Merrill Lynch International Services Limited	Toronto, Ontario, Canada	Canada
Merrill Lynch Investment Holdings (Mauritius) Limited	Port Louis, Mauritius	Mauritius
Merrill Lynch Islands Limited	Grand Cayman, Cayman Islands	Cayman Islands
Merrill Lynch Israel Ltd.	Tel Aviv, Israel	Israel
Merrill Lynch Japan Finance Co., Ltd.	Tokyo, Japan	Japan
Merrill Lynch Japan Securities Co., Ltd.	Tokyo, Japan	Japan
Merrill Lynch JPNDC, Inc.	New York, NY	Delaware
Merrill Lynch KECALP International, L.P. 1999	New York, NY	Cayman Islands
Merrill Lynch KECALP L.P. 1999	New York, NY	Delaware
Merrill Lynch, Kingdom of Saudi Arabia Company	Kingdom of Saudi Arabia	Saudi Arabia
Merrill Lynch L.P. Holdings Inc.	New York, NY	Delaware
Merrill Lynch Labuan Holdings Limited	Labuan, Malaysia	Malaysia
Merrill Lynch Leveraged Ventures, L.P. 2001	New York, NY	Delaware
Merrill Lynch Life Agency Inc. (Montana)	Pennington, NJ	Montana
Merrill Lynch Life Agency Inc. (Puerto Rico)	Pennington, NJ	Puerto Rico
Merrill Lynch Life Agency Inc. (Virgin Islands)	Pennington, NJ	Virgin Islands
Merrill Lynch Life Agency Inc. (Washington)	Pennington, NJ	Washington
Merrill Lynch Liquidity Portfolio, L.P.	Edinburgh, Scotland	Scotland
Merrill Lynch LLC	Moscow, Russia	Russia
Merrill Lynch Luxembourg Finance S.A.	Luxembourg, Luxembourg	Luxembourg
Merrill Lynch Luxembourg Holdings S.a.r.l.	Luxembourg, Luxembourg	Luxembourg
Merrill Lynch Luxembourg Investments S.a.r.l.	Luxembourg, Luxembourg	Luxembourg
Merrill Lynch Malaysian Advisory Sdn. Bhd.	Kuala Lumpus, Malaysia	Malaysia
Merrill Lynch Management GmbH	Frankfurt, Germany	Germany
Merrill Lynch Markets (Australia) Pty. Limited	Sydney, Australia	Australia
Merrill Lynch MBP Inc.	New York, NY	Delaware
Merrill Lynch Menkul Degerler A.S.	Istanbul, Turkey	Turkey
Merrill Lynch Mexico, S.A. de C.V., Casa de Bolsa	Mexico City, Mexico	Mexico
Merrill Lynch Mortgage Capital Inc.	New York, NY	Delaware
Merrill Lynch Mortgage Investors, Inc.	New York, NY	Delaware
Merrill Lynch Mortgage Lending, Inc.	New York, NY	Delaware
Merrill Lynch Mortgage Services Corporation	New York, NY	Delaware
Merrill Lynch N.V.	Amsterdam, The Netherlands	Netherlands
Merrill Lynch New Energy Investments 2011-1, Inc.	Charlotte, NC	Delaware
Merrill Lynch NMTC Corp.	New York, NY	Delaware
Merrill Lynch Nominees (Hong Kong) Limited	Hong Kong, PRC	Hong Kong, PRC
Merrill Lynch Nominees Limited	London, U.K.	England
Merrill Lynch OCRE General Ltd.	St. Helier, Jersey, Channel Islands	Jersey
Merrill Lynch OCRE Holdings Ltd.	St. Helier, Jersey, Channel Islands	Jersey
Merrill Lynch OCRE Jersey Ltd.	St. Helier, Jersey, Channel Islands	Jersey
Merrill Lynch Participacoes, Financas e Servicos Ltda	Sao Paulo, Brazil	Brazil
Merrill Lynch PCG, Inc.	New York, NY	Delaware
Merrill Lynch, Pierce, Fenner & Smith (Brokers & Dealers)	London, U.K.	England
Merrill Lynch, Pierce, Fenner & Smith de Argentina Sociedad Anonima, Financiera, Mobiliaria y de Mandatos	Capital Federal, Argentina	Argentina

Name	Location	Jurisdiction
Merrill Lynch, Pierce, Fenner & Smith Incorporated	New York, NY	Delaware
Merrill Lynch, Pierce, Fenner & Smith Limited	London, U.K.	England
Merrill Lynch, Pierce, Fenner & Smith SAS	Paris, France	France
Merrill Lynch Polska Sp. z o.o.	Warsaw, Poland	Poland
Merrill Lynch Portfolio Management Inc.	New York, NY	Delaware
Merrill Lynch Portfolio Managers (Channel Islands) Limited	St. Helier, Jersey, Channel Islands	Jersey
Merrill Lynch Princeton Incorporated	New York, NY	Delaware
Merrill Lynch Principal Investments Co., Ltd.	Tokyo, Japan	Japan
Merrill Lynch Private Equity Focus Fund, LLC	New York, NY	Delaware
Merrill Lynch Private Equity Focus Fund (Offshore ), L.P.	New York, NY	Cayman Islands
Merrill Lynch Private Equity Fund, LLC	New York, NY	Delaware
Merrill Lynch Private Equity Fund II, LLC	New York, NY	Delaware
Merrill Lynch Private Equity Fund III, LLC	New York, NY	Delaware
Merrill Lynch Private Equity Fund III (Offshore), L.P.	New York, NY	Cayman Islands
Merrill Lynch Private Equity Offshore Fund, L.P.	New York, NY	Cayman Islands
Merrill Lynch Private Equity Offshore Fund II, L.P.	New York, NY	Cayman Islands
Merrill Lynch Professional Clearing Corp.	New York, NY	Delaware
Merrill Lynch Reinsurance Solutions LTD	Hamilton, Bermuda	Bermuda
Merrill Lynch Representacoes Ltda	Sao Paulo, Brazil	Brazil
Merrill Lynch S.A. Corretora de Titulos e Valores Mobiliarios	Sao Paulo, Brazil	Brazil
Merrill Lynch Securities (Taiwan) Ltd.	Taipei, Taiwan	Taiwan
Merrill Lynch Securities (Thailand) Limited	Bangkok, Thailand	Thailand
Merrill Lynch Singapore Commodities Pte. Ltd.	Singapore, Singapore	Singapore
Merrill Lynch (Singapore) Pte. Ltd.	Singapore, Singapore	Singapore
Merrill Lynch South Africa (Proprietary) Limited	Gauteng, South Africa	South Africa
Merrill Lynch Tailored Multi-Manager Fund XVII, LP	New York, NY	Delaware
Merrill Lynch Tailored Multi-Manager Fund XXVI, LP	New York, NY	Delaware
Merrill Lynch Trust Services S.A.	Geneva, Switzerland	Switzerland
Merrill Lynch UK Finance	London, U.K.	England
Merrill Lynch (UK) Healthcare Trustee Limited	London, U.K.	England
Merrill Lynch UK Holdings	London, U.K.	England & Wales
Merrill Lynch Valuations LLC	New York, NY	Delaware
Merrill Lynch Ventures Administrators, LLC	New York, NY	Delaware
Merrill Lynch Ventures International L.P. 2001	New York, NY	Cayman Islands
Merrill Lynch Ventures, LLC	New York, NY	Delaware
Merrill Lynch Ventures L.P. 2001	New York, NY	Delaware
Merrill Lynch Ventures Singapore International 2001	New York, NY	Cayman Islands
Merrill Lynch Yatirim Bank A.S.	Istanbul, Turkey	Turkey
Merrill Lynch/WFC/L, Inc.	New York, NY	New York
Merrill Lynch Zen Asset Finance Fund, Ltd.	New York, NY	Cayman Islands
Mership Nominees Limited	London, U.K.	England
MESBIC Ventures, Inc.	Richardson, TX	Texas
Mesirow Access, Ltd.	New York, NY	Cayman Islands
Metro Plaza, Inc.	Boston, MA	Massachusetts
Midland Walwyn Inc.	Toronto, Ontario, Canada	Canada
Midwest Affordable Housing 1997-1, L.L.C.	Charlotte, NC	Missouri
Mitchell Funding LLC	Charlotte, NC	Delaware
ML 1633 Broadway LLC	New York, NY	Delaware
ML 35 LLC	New York, NY	Delaware
ML 300 Spear LLC	New York, NY	Delaware
ML-AIG Healthcare Trust	New York, NY	Delaware
ML Altaris Health Partners Trust	New York, NY	Delaware
ML Altis FuturesAccess LLC	New York, NY	Delaware
ML Asian R.E. Fund C.I.M.P., L.P.	New York, NY	Delaware
ML Asian R.E. Fund C.I.P., L.P.	New York, NY	Delaware
ML Asian R.E. Fund GP, L.L.C.	New York, NY	Delaware
ML Asian R.E. Fund GP, L.P.	New York, NY	Cayman Islands
ML Asian R.E. Fund (ML), L.P.	New York, NY	England
ML Asian Real Estate Opportunity (Offshore), L.P.	New York, NY	Cayman Islands
ML Asian Real Estate Opportunity Trust	New York, NY	Delaware
ML Aspect FuturesAccess LLC	New York, NY	Delaware
ML Aspect FuturesAccess Ltd	New York, NY	Cayman Islands
ML Asset Backed Corporation	New York, NY	Delaware
ML Banderia Cayman BRL Inc.	New York, NY	Cayman Islands
ML-BCP V (Offshore), L.P.	New York, NY	Cayman Islands
ML-BCP V Trust	New York, NY	Delaware
ML BlueTrend FuturesAccess LLC	New York, NY	Delaware
ML CAM Jersey Limited	Pennington, NJ	Jersey
ML CAP III (Offshore), L.P.	New York, NY	Cayman Islands
ML CAP III Trust	New York, NY	Delaware

Name	Location	Jurisdiction
ML Cayman Holdings Inc.	New York, NY	Delaware
ML Cayman Positions, Ltd.	New York, NY	Cayman Islands
ML-Clayton, Dubilier & Rice Trust	New York, NY	Delaware
ML Convermex Co-Invest Ltd.	New York, NY	Cayman Islands
ML Cortlandt Realty Corporation	New York, NY	Delaware
ML Credit Investments Series 2008-1 Limited	St. Helier, Jersey, Channel Islands	Jersey
ML Credit Investments Series 2008-2 Limited	St. Helier, Jersey, Channel Islands	Jersey
ML-Crimson (Offshore), L.P.	New York, NY	Cayman Islands
ML Cruzeiro Cayman BRL Inc.	New York, NY	Cayman Islands
ML-CSP II Trust	New York, NY	Delaware
ML-CSP II-A Trust	New York, NY	Delaware
ML-CSP II (Offshore), L.P.	New York, NY	Cayman Islands
ML-Elevation (Offshore), L.P.	New York, NY	Cayman Islands
ML-Elevation Trust	New York, NY	Delaware
ML EMEA Holdings LLC	New York, NY	Delaware
ML EMEA Holdings II LLC	New York, NY	Delaware
ML Employees LBO Managers, Inc.	New York, NY	Delaware
ML Energy Fund Management, LLC	New York, NY	Delaware
ML Energy Partners, LLC	Houston, TX	Delaware
ML Equity Solutions Jersey Limited	St. Helier, Jersey, Channel Islands	Jersey
ML European R.E. Fund ML C.I., L.P.	New York, NY	England
ML European R.E. Fund (ML), L.P.	New York, NY	England
ML GCRE GP, L.L.C.	New York, NY	Delaware
ML GCRE LPH LLC	New York, NY	Delaware
ML Global Investments Ltd.	New York, NY	Cayman Islands
ML Global Private Equity Fund, L.P.	New York, NY	Cayman Islands
ML Global Private Equity Partners, L.P.	New York, NY	Cayman Islands
ML Hedge Fund Ventures	New York, NY	Cayman Islands
ML-Hicks Muse Trust	New York, NY	Delaware
ML IBK Positions, Inc.	New York, NY	Delaware
ML Infrastructure Holdings II Ltd.	New York, NY	Cayman Islands
ML Infrastructure Holdings LLC	New York, NY	Delaware
ML Infrastructure Holdings Ltd.	New York, NY	Cayman Islands
ML Infrastructure Holdings S.ar.l.	New York, NY	Luxembourg
ML Invest Finance, L.L.C.	New York, NY	Delaware
ML Invest Holdings	London, U.K.	England
ML Invest, Inc.	New York, NY	Delaware
ML John Locke FuturesAccess LLC	New York, NY	Delaware
ML Knight 2003 Holding Corp.	New York, NY	Cayman Islands
ML Knight 2003 Investor Corp.	New York, NY	Cayman Islands
ML LCI Asia L.P.	New York, NY	Cayman Islands
ML Leasing Equipment Corp.	New York, NY	Delaware
ML Leasing Servicing, Inc.	New York, NY	Delaware
ML-Lee Internet Trust	New York, NY	Delaware
ML-Lehman Crossroads XVIII (Offshore), L.P.	New York, NY	Cayman Islands
ML-Lehman Crossroads XVIII Trust	New York, NY	Delaware
ML MBF GP, Ltd.	New York, NY	Cayman Islands
ML Newcastle (Gibraltar) Limited	Gibraltar, Gibraltar	Gibraltar
ML Newcastle Investments Limited	St. Helier, Jersey, Channel Islands	Jersey
ML Newcastle Issuer S.a.r.l.	Luxembourg, Luxembourg	Luxembourg
ML Newcastle Luxembourg S.a.r.l.	Luxembourg, Luxembourg	Luxembourg
ML North Cove Fund Ltd.	New York, NY	Cayman Islands
ML Nuveen Co-Invest, Ltd.	New York, NY	Cayman Islands
ML Onyx Properties Corp.	New York, NY	Delaware
ML Plainsboro Limited Partnership	Pennington, NJ	New Jersey
ML Preservation Corporation	New York, NY	Delaware
ML Private Equity Offshore Ltd.	New York, NY	Cayman Islands
ML Ray Co-Investor GP Ltd.	New York, NY	Cayman Islands
ML Ray Investor GP Ltd.	New York, NY	Cayman Islands
ML Ray Investor, L.P.	New York, NY	Cayman Islands
ML Ray Investor S.a.r.L.	New York, NY	Luxembourg
ML Real Estate II Inc.	New York, NY	Delaware
ML SB Girvin Plaza, LLC	New York, NY	Delaware
ML SB Lodge North Investors	New York, NY	Delaware
ML Select Futures I L.P.	New York, NY	Delaware
ML Select Futures Ltd.	New York, NY	Cayman Islands
ML-Silver Lake III (Offshore), L.P.	New York, NY	Cayman Islands
ML-Silver Lake III Trust	New York, NY	Delaware
ML-Silver Lake Offshore Partners, L.P.	New York, NY	Cayman Islands
ML-Silver Lake Special Trust	New York, NY	Delaware

Name	Location	Jurisdiction
ML-Silver Lake Trust	New York, NY	Delaware
ML-Silver Lake Trust II	New York, NY	Delaware
ML-Silver Lake Trust II (Offshore), L.P.	New York, NY	Cayman Islands
ML Sphinx, LLC	New York, NY	Delaware
ML Spider	George Town, Grand Cayman, Cayman Is.	Cayman Islands
ML Systematic Momentum FuturesAccess, LLC	New York, NY	Delaware
ML Systematic Momentum FuturesAccess, Ltd.	New York, NY	Cayman Islands
ML-Thomas H Lee Equity Fund VI (Offshore), L.P.	New York, NY	Cayman Islands
ML-Thomas H Lee Equity Fund VI Trust	New York, NY	Delaware
ML Transtrend DTP Enhanced FuturesAccess LLC	New York, NY	Delaware
ML Trend Following Futures Fund LP	New York, NY	Cayman Islands
ML Trend Following Futures Ltd.	New York, NY	Cayman Islands
ML Ubase Holdings Co., Ltd.	Labuan, East Malaysia	Malaysia
ML UK Capital Holdings	London, U.K.	England & Wales
ML UK Funding Limited	London, U.K.	England
ML UK Services Limited	London, U.K.	Cayman Islands
ML Umbrella FCP	Paris, France	France
ML Walton Street Trust	New York, NY	Delaware
ML-Warburg Pincus II (Offshore), L.P.	New York, NY	Cayman Islands
ML-Warburg Pincus III (Offshore), L.P.	New York, NY	Cayman Islands
ML-Warburg Pincus Trust	New York, NY	Delaware
ML-Warburg Pincus Trust II	New York, NY	Delaware
ML-Warburg Pincus Trust III	New York, NY	Delaware
ML-Welsh Carson Anderson & Stowe (Offshore), L.P.	New York, NY	Cayman Islands
ML-Welsh Carson Anderson & Stowe Trust	New York, NY	Delaware
ML Whitby (Gibraltar) Limited	Gibraltar, Gibraltar	Gibraltar
ML Whitby Investments Limited	St. Helier, Jersey, Channel Islands	Jersey
ML Whitby Issuer S.a.r.l.	Luxembourg, Luxembourg	Luxembourg
ML Whitby Luxembourg S.a.r.l.	Luxembourg, Luxembourg	Luxembourg
ML Winton FuturesAccess LLC	New York, NY	Delaware
ML Winton FuturesAccess Ltd	New York, NY	Cayman Islands
ML-WP Trust IV	New York, NY	Delaware
ML-WP X Trust	New York, NY	Delaware
MLBUSA Community Development Corp.	New York, NY	Delaware
MLCI Holdings, Inc.	Houston, TX	Delaware
MLCP Partners LLC	Charlotte, NC	Delaware
MLDP Holdings, Inc.	New York, NY	Delaware
MLEIH Funding	London, U.K.	England & Wales
MLEQ Nominees Pty Limited	Sydney, NSW, Australia	Australia
MLFS Hold Co A Limited	George Town, Grand Cayman, Cayman Is.	Cayman Islands
MLFS Hold Co LLC	Wilmington, DE	Delaware
MLGPE A-Re, L.P.	New York, NY	Cayman Islands
MLGPE Fund International II, L.P.	New York, NY	Cayman Islands
MLGPE International Capital Ltd.	New York, NY	Cayman Islands
MLGPE Investors, L.P.	New York, NY	Cayman Islands
MLGPE Ltd.	New York, NY	Cayman Islands
MLGPE Partners II, L.P.	New York, NY	Cayman Islands
MLH Merger Corporation	New York, NY	New York
MLHC, Inc.	New York, NY	Delaware
MLHM, Inc.	New York, NY	California
MLIM Finance S.a.r.l.	Grand-Duchy of Luxembourg, Luxembourg	Luxembourg
MLIS Limited	London, U.K.	England
MLPF&SH Limited	London, U.K.	United Kingdom
MLRE II Incorporated	New York, NY	Delaware
MMoney, LLC	San Francisco, CA	Delaware
MMovie Star Movie, LLC	San Francisco, CA	Delaware
Monarch Debt Recovery Participation Fund LLC	New York, NY	Delaware
Monarch Debt Recovery Participation Fund LTD.	New York, NY	Cayman Islands
Mortgage Equity Conversion Asset Corporation	Wilmington, DE	Delaware
Mortgage Holdings Limited	London, U.K.	England
Mortgages 1 Limited	London, U.K.	England
Mortgages 2 Limited	London, U.K.	England
Mortgages 3 Limited	London, U.K.	England
Mortgages 4 Limited	London, U.K.	England
Mortgages 5 Limited	London, U.K.	England
Mortgages 6 Limited	London, U.K.	England
Mortgages 7 Limited	London, U.K.	England
Mortgages plc	London, U.K.	England
Muirfield Trading LLC	Charlotte, NC	Delaware
Multi-Family Housing Investment Fund I, LLC	Charlotte, NC	North Carolina

Name	Location	Jurisdiction
Murry Park, Inc.	Charlotte, NC	Delaware
N.B. (Bahamas) Ltd.	Nassau, Bahamas	Bahamas
N.Y. Nominees Limited	London, U.K.	England
NationsBanc Leasing & R.E. Corporation	Charlotte, NC	Delaware
NationsCredit Financial Services Corporation	Jacksonville, FL	North Carolina
NationsCredit Insurance Agency, Inc.	Jacksonville, FL	Pennsylvania
NB Capital Trust III	Charlotte, NC	Delaware
NB Funding Company LLC	Charlotte, NC	Delaware
NB Holdings Corporation	Charlotte, NC	Delaware
NBCDC Osborne, Inc.	Tampa, FL	Florida
NEBACO, INC.	Charlotte, NC	Nevada
Newfound Bay Limited	Luxembourg, Luxembourg	England & Wales
Newport Insurance Company	Irvine, CA	Arizona
NFA Funding LLC	New York, NY	Delaware
Nihonbashi Loan Service Corporation	Tokyo, Japan	Japan
Nippon Loans, LLC	New York, NY	Delaware
NMS Capital, L.P.	Chicago, IL	Delaware
NMS Services (Cayman) Inc.	George Town, Grand Cayman, Cayman Is.	Cayman Islands
NMS Services, Inc.	New York, NY	Delaware
NMS/Oak VIII, LLC	San Francisco, CA	Delaware
NPC Internacional S.A. de C.V.	Juarez, Mexico	Mexico
NYSCRF Pioneer Partnership Fund A, L.P.	Chicago, IL	Delaware
Oak V Distressed Participation Fund (Fund) Offshore, L.P.	New York, NY	Cayman Islands
Oak V Distressed Participation Trust	New York, NY	Delaware
Oakridge Pines, LLC	Tampa, FL	Florida
One Bryant Park LLC	New York, NY	Delaware
Onslow Finance LLC	Charlotte, NC	Delaware
OOO Merrill Lynch Securities	Moscow, Russia	Russia
Opala Capital Fund Ltd.	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Ortensia S.r.l.	Rome, Italy	Italy
Ortus Currency FuturesAccess LLC	New York, NY	Delaware
Ortus Currency GWIM-AI Master Fund Ltd.	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Ortus Currency Participation Fund LTD	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Otter Lake Funding LLC	Charlotte, NC	Delaware
Ouralan GmbH	Zug, Switzerland	Switzerland
OZDPII Access LLC	New York, NY	Delaware
OZOFII Access Ltd.	New York, NY	Cayman Islands
OZOIF IRA Access Ltd.	New York, NY	Cayman Islands
Pacesetter SBIC Fund, Inc.	Richardson, TX	Texas
Pacesetter/MVHC, Inc.	Richardson, TX	Texas
Paloma Access LLC	New York, NY	Delaware
Paneldeluxe Company Limited	Chester, England	England & Wales
Paradise Funding, Ltd.	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Paradise Urban Investments, LLC	Dallas, TX	Arizona
Paramount Nominees Limited	London, U.K.	England
Park Granada LLC	Calabasas, CA	Delaware
Paulson Access LLC	New York, NY	Delaware
Paulson Access LTD.	New York, NY	Cayman Islands
Paulson Advantage Access LLC	New York, NY	Delaware
Paulson Advantage Access, Ltd.	New York, NY	Cayman Islands
Paulson Gold Participation LLC	New York, NY	Delaware
Paulson Gold Participation Ltd.	New York, NY	Cayman Islands
Paulson Recovery Participation Fund, LLC	New York, NY	Delaware
Paulson Recovery Participation Fund II, LLC	New York, NY	Delaware
Paulson Recovery Participation Fund Ltd.	New York, NY	Cayman Islands
Peninsula Capital Loan Corporation	Seoul, Korea	Korea
Permal Access LLC	New York, NY	Delaware
Permal PIH Access, Ltd.	New York, NY	Cayman Islands
Piccadilly Financing LLC	Charlotte, NC	Delaware
Pilot Financial Corp.	Blue Bell, PA	Pennsylvania
Pine Harbour S.a r.l.	Bertrange, Luxembourg	Luxembourg
Pinehurst Trading, Inc.	Charlotte, NC	Delaware
Pinyon Holdings, Inc.	Charlotte, NC	Delaware
Pinyon Park LLC	Charlotte, NC	Delaware
PJM Office Building, LLC	Baltimore, MD	Maryland
PJM Retail Center, LLC	Baltimore, MD	Maryland
Plano Partners	Charlotte, NC	Delaware
PPM Monarch Bay Funding LLC	Charlotte, NC	Delaware
PPM Shadow Creek Funding LLC	Charlotte, NC	Delaware
Prime Asset Custody Transfers Limited	London, U.K.	United Kingdom

Name	Location	Jurisdiction
Princeton Retirement Group, Inc., The	Atlanta, GA	Delaware
Private Equity Portfolio Fund, LLC	Boston, MA	Delaware
Private Equity Portfolio Fund II, LLC	Boston, MA	Delaware
Private Equity Portfolio Fund III, LLC	Boston, MA	Delaware
Private Equity Portfolio Technology Fund, LLC	Boston, MA	Delaware
PRLAP, Inc. (Alaska Corporation)	Juneau, AK	Alaska
PRLAP, Inc. (Missouri Corporation)	Clayton, MO	Missouri
PRLAP, Inc. (North Carolina Corporation)	Charlotte, NC	North Carolina
PRLAP, Inc. (Tennessee Corporation)	Knoxville, TN	Tennessee
PRLAP, Inc. (Texas Corporation)	Dallas, TX	Texas
PRLAP, Inc. (Virginia Corporation)	Richmond, VA	Virginia
PRLAP, Inc. (Washington Corporation)	Seattle, WA	Washington
Prontco Pty Limited	Sydney, New South Wales, Australia	Australia
PT Merrill Lynch Indonesia	Jakarta, Indonesia	Indonesia
Pydna Corporation	San Francisco, CA	Delaware
Quality Properties Asset Management Company	Chicago, IL	Illinois
Raintree Trading LLC	Charlotte, NC	Delaware
ReconTrust Company, National Association	Simi Valley, CA	United States of America
Red Fox Funding LLC	Charlotte, NC	Delaware
Red River Holdings Limited	Grand Cayman, Cayman Islands	Cayman Islands
Red River Park, Inc.	Charlotte, NC	Delaware
Regent Street II, Inc.	Charlotte, NC	Delaware
Relative Value HedgeAccess Ltd.	New York, NY	Cayman Islands
Relative Value Opportunities Fund LLC	New York, NY	Delaware
Relative Value Opportunities Ltd.	New York, NY	Cayman Islands
Renaissance Access LLC	New York, NY	Delaware
Renaissance Access LTD.	New York, NY	Cayman Islands
Resort Funding LLC	Syracuse, NY	Delaware
Riley Chase Apartments, LLC	Tampa, FL	Florida
Riverfalls Urban Investments, LLC	Dallas, TX	Texas
Riviera Funding LLC	Charlotte, NC	Delaware
Robeco-Sage Access LLC	New York, NY	Delaware
Robertson Stephens Group, Inc.	San Francisco, CA	Delaware
Robertson Stephens International Holdings, Inc.	San Francisco, CA	Delaware
Robertson Stephens International, Ltd.	London, U.K.	United Kingdom
Rockett, LLC, The	San Francisco, CA	Delaware
ROP Investments Limited	Grand Cayman, Cayman Islands	Cayman Islands
S.N.C. Nominees Limited	London, U.K.	England
Sapphire Cards Limited	Chester, England	United Kingdom
Sawgrass Trading LLC	Charlotte, NC	Delaware
Sealion Nominees Limited	London, U.K.	Delaware
Second Step Asset Management Company	Baltimore, MD	Maryland
Secured Asset Finance Company B.V.	Amsterdam, The Netherlands	Netherlands
Secured Asset Finance Company, LLC	Charlotte, NC	Delaware
Security Pacific Capital Leasing Corporation	San Francisco, CA	Delaware
Security Pacific Hong Kong Holdings Limited	Hong Kong, PRC	Hong Kong
Security Pacific Housing Services, Inc.	Jacksonville, FL	Delaware
Seville Urban Investments, LLC	Dallas, TX	Texas
Siltex Properties Corp.	New York, NY	Delaware
Silver Peak REIT, Inc.	Charlotte, NC	Delaware
Sirios Access LLC	New York, NY	Delaware
Sirios Access Ltd.	New York, NY	Cayman Islands
Smith Bros Limited	London, U.K.	England
Smith Bros Nominees Limited	London, U.K.	England
Smith Bros Participations Limited	London, U.K.	England
Smother, LLC	San Francisco, CA	Delaware
SNC Farringdon International (Holdings) BV	Amsterdam, The Netherlands	Netherlands
SNC International (Holdings) Limited	London, U.K.	England
SNC Securities Limited	London, U.K.	England and Wales
SNCFE Limited	Hong Kong, PRC	Hong Kong
Solimar Shipping Limited	London, U.K.	England & Wales
SOP M Corp.	Baltimore, MD	Maryland
South Charles Investment Corporation	Baltimore, MD	Georgia
Southport Investments, LLC	Charlotte, NC	North Carolina
Southstar Holding Corp.	New York, NY	Delaware
Southstar I, LLC	New York, NY	Delaware
Southstar II, LLC	New York, NY	Delaware
Southstar III, LLC	New York, NY	Delaware
Southstar IV, LLC	New York, NY	Delaware
Special Services Asset Management Company	Chicago, IL	Illinois

Name	Location	Jurisdiction
Specialized Lending, LLC	Dallas, TX	Delaware
SphinX Access, LLC	New York, NY	Delaware
SphinX Access, Ltd.	New York, NY	Cayman Islands
Spring Valley Management LLC	Charlotte, NC	Delaware
SPV Colombia I LLC	New York, NY	Delaware
SPV Colombia II LLC	New York, NY	Delaware
Stanwich Loan Funding LLC	Charlotte, NC	Delaware
Steppington/Dallas, Inc.	Dallas, TX	Texas
Sterling Farms Funding, Inc.	Las Vegas, NV	Delaware
Strategies Investment Fund, LLC	New York, NY	Delaware
Structured Purchaser, LLC	Charlotte, NC	Delaware
Syndicated Properties Investments, LLC	Baltimore, MD	Delaware
Systematic Momentum II, Ltd.	New York, NY	Cayman Islands
Tabono Partnership II, Ltd.	Dallas, TX	Texas
TE Bond Subsidiary, LLC	New York, NY	Maryland
Teardrop Diamond, LLC	San Francisco, CA	Delaware
The First Capital Access Fund, L.P.	Chicago, IL	Delaware
The Tabono Joint Venture	Dallas, TX	Texas
Tidewater Pointe Funding LLC	Charlotte, NC	Delaware
Title Guarantee Building Lessee, LLC	Los Angeles, CA	California
TK Holdings I, LLC	New York, NY	Delaware
Tonopah, LLC	Charlotte, NC	Delaware
Trifesol, S.L.	Madrid, Spain	Spain
TriSail Capital Corporation	Boston, MA	Rhode Island
Tryon Assurance Company, Ltd.	Charleston, SC	South Carolina
Tudor Tensor FuturesAccess, LLC	New York, NY	Delaware
Twin Falls SL	Madrid, Spain	Spain
Two Piccadilly Holdings, Inc.	Charlotte, NC	Delaware
U.S. Trust Company of Delaware	Wilmington, DE	Delaware
UST Private Fund Solutions, LLC	Boston, MA	Delaware
Valley Energy Investment Fund U.S., L.P.	Houston, TX	Delaware
Vernon Park LLC	Charlotte, NC	Delaware
Villages Urban Investments, LLC	Phoenix, AZ	Arizona
Washington Mill Lofts LLC	Boston, MA	Massachusetts
Washington Mill Manager LLC	Boston, MA	Massachusetts
Washoe Asset Management Company	Reno, NV	Delaware
Waterville Funding LLC	Charlotte, NC	Delaware
Wave Lending Holdings Limited	London, U.K.	England & Wales
Wave Lending Limited	London, U.K.	England
Waxhaw Park Investments, Inc.	Charlotte, NC	Delaware
WCH Limited Partnership	Dallas, TX	Texas
West Trade, LLC	Charlotte, NC	North Carolina
Westminster Properties, Inc.	Providence, RI	Delaware
White Rock Lane LLC	Charlotte, NC	Delaware
White Springs LLC	Charlotte, NC	Delaware
Willowbrook Funding LLC	Charlotte, NC	Delaware
Willows SA Holdings, LP	Dallas, TX	Texas
WM Developer LLC	Boston, MA	Massachusetts
WM Lofts LLC	Boston, MA	Massachusetts
WM Master Tenant LLC	Boston, MA	Massachusetts
Wynnewood CDC Developers, LLC	Dallas, TX	Texas
Y.K. Tokyo Portfolio Investment	Tokyo, Japan	Japan
YK NB Estate	Tokyo, Japan	Japan
Yong Tai Asset Management Company Limited	Taipei, Taiwan	Taiwan
York Access, LLC	New York, NY	Delaware
York Access, Ltd.	New York, NY	Cayman Islands
York Total Access LLC	New York, NY	Delaware
York Total Access LTD	New York, NY	Cayman Islands
York Total Access II LTD	New York, NY	Cayman Islands
YT West Tower Holdings Limited	Grand Cayman, Cayman Islands	Cayman Islands
Zentac Productions, Inc.	Charlotte, NC	Delaware
Zeus Recovery Fund SA	Luxembourg, Luxembourg	Luxembourg
Zeus Trading LLC	Charlotte, NC	Delaware